SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:
May 19, 2014
____________________

CAPROCK OIL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51229 (Commission File Number)	51-0482104 (I.R.S. Employer Identification No.)

11011 Richmond Avenue, Suite 525 Houston, Texas (Address of principal executive offices)		77042 (Zip code)

Registrant’s telephone number, including area code:  (713) 479-7050
______________________________________________________________________________
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 19, 2014, the Board of Directors of Caprock Oil, Inc. (the “Company”) announced the election of Steven H. Mikel as President and Chief Executive Officer.  In the position of Chief Executive Officer, Mr. Mikel replaces D. Hughes Watler, Jr., the Company’s Chief Financial Officer, who has also been serving as the Company’s senior executive officer since April 2013.  Mr. Watler remains as Chief Financial Officer.

Mr. Mikel has over thirty years’ experience in both the financial and operating sides of the oil and gas business.  From 2004 to 2011, he served as the President and Chief Executive Officer of various private equity funded Chroma companies.  He also served as President and Chief Executive Officer of Southern Mineral Corp. (a NASDAQ listed company) from January 1995 until its merger in 2001.  He co-founded Resource Investors Management Company (RIMCO), an oil and gas investment management company, in 1984, and served as its Managing Director from October 1985 to April 1993.  He began his career as a corporate finance attorney in Hartford, Connecticut, and then worked in finance with Aetna Life and Casualty, where he specialized in the natural resource industries. Mr. Mikel received his B.A. and J.D. degrees from Syracuse University and his M.B.A. from the University of Connecticut.

The Company and Mr. Mikel have entered into an employment agreement which has been approved the Company’s Board of Directors.  Pursuant to this agreement, Mr. Mikel will receive an annual salary of $120,000, which will be increased to $200,000 per year once certain goals related to the Company’s oil and gas production volumes and net cash flow, as mutually agreed upon by Mr. Mikel and the Board of Directors within the six month anniversary date of his employment, have been met.  He will also receive an initial grant of options to purchase 2,000,000 shares of the Company’s Common Stock at an exercise price of $0.65 per share.  Of these options, 200,000 shares will vest immediately and the remaining 1,800,000 shares will vest ratably over a three year period.  In the event of a change of control of the Company, he will receive immediate vesting of all unvested stock options.

Item 9.01   Financial Statement and Exhibits.

(d)           Exhibits.

The following documents are filed herewith:

No.           Description

10.1          Employment Agreement, dated May 19, 2014, by and between Caprock Oil, Inc. and Steven H. Mikel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPROCK OIL, INC.

May 19, 2014	By:	/s/ D. Hughes Watler, Jr
D. Hughes Watler, Jr
Chief Financial Officer